CUSTODY AGREEMENT

      AGREEMENT dated as of July 11, 2001 between THE CHASE MANHATTAN BANK, N.A. ("Chase"), having its principal place of business at 270 Park Ave., New York, N.Y. 10017-2070, and FRANKLIN TEMPLETON INTERNATIONAL TRUST, a Massachusetts business trust, (the "Trust") and an investment company registered under the Investment Company Act of 1940 ("Act of 1940"), on behalf of its series of shares called TEMPLETON GLOBAL LONG-SHORT FUND (the "Fund"), having its principal place of business at 777 Mariners Island Boulevard San Mateo, CA 94404 or 500 East Broward Blvd., Ft. Lauderdale, FL 33394.
      WHEREAS, the Trust wishes to appoint Chase as custodian of the Fund's securities and assets and Chase is willing to act as custodian under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, the Trust on behalf of the Fund and its successors and assigns and Chase and its successors and assigns, hereby agree as follows:

      1. APPOINTMENT AS CUSTODIAN. Chase agrees to act as custodian for the Funds, as provided herein, in connection with (a) cash ("Cash") received from time to time from, or for the account of, the Fund for credit to the Fund's deposit account or accounts administered by Chase, Chase Branches and Domestic Securities Depositories (as hereinafter defined), and/or Foreign Banks and Foreign Securities Depositories (as hereinafter defined) (the "Deposit Account"); (b) all stocks, shares, bonds, debentures, notes, mortgages, or other obligations for the payment of money and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property ("Securities") from time to time received by Chase and/or any Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository for the account of the Fund (the "Custody Account"); and
(c) original margin and variation margin payments in a segregated account for futures contracts (the "Segregated Account").

      All Cash held in the Deposit Account or in the Segregated Account in connection with which Chase agrees to act as custodian is hereby denominated as a special deposit which shall be held in trust for the benefit of the Fund and to which Chase, Chase Branches and Domestic Securities Depositories and/or Foreign Banks and Foreign Securities Depositories shall have no ownership rights, and Chase will so indicate on its books and records pertaining to the Deposit Account and the Segregated Account. All cash held in auxiliary accounts that may be carried for the Fund with Chase (including a Money Market Account, Redemption Account, Distribution Account and Imprest Account) is not so denominated as a special deposit and title thereto is held by Chase subject to the claims of creditors.

2.    AUTHORIZATION   TO  USE   BOOK-ENTRY   SYSTEM,   DOMESTIC   SECURITIES
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DEPOSITORIES,   BRANCH  OFFICES.   FOREIGN  BANKS  AND  FOREIGN   SECURITIES
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DEPOSITORIES.  Chase is hereby  authorized to appoint and utilize,  subject to
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the provisions of Sections 4 and 5 hereof

            A. The Book Entry System and The Depository Trust Company; and also such other Domestic Securities Depositories selected by Chase and as to which Chase has received a certified copy of a resolution of the Fund's Board of Trustees authorizing deposits therein;

            B. Chase's foreign branch offices in the United Kingdom, Hong Kong, Singapore, and Tokyo, and such other foreign branch offices of Chase located in countries approved by the Board of Trustees of the Trust as to which Chase shall have given prior notice to the Trust;

      3.    DEFINITIONS.  As used in this Agreement, the following terms shall
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have the following meanings:

            (a) "Authorized Persons of the Fund" shall mean such officers or employees of the Trust or any other person or persons as shall have been designated by a resolution of the Board of Trustees of the Trust, a certified copy of which has been filed with Chase, to act as Authorized Persons hereunder. Such persons shall continue to be Authorized Persons of the Fund, authorized to act either singly or together with one or more other of such persons as provided in such resolution, until such time as the Trust shall have filed with Chase a written notice of the Fund supplementing, amending, or revoking the authority of such persons.

            (b) "Book-Entry system" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

            (c) "Domestic Securities Depository" shall mean The Depository Trust Company, a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nominee or nominees; and (subject to the receipt by Chase of a certified copy of a resolution of the Trust's Board of Trustees specifically approving deposits therein as provided in Section 2(a) of this Agreement) any other person authorized to act as a depository under the Act of 1940, its successor or successors and its nominee or nominees.

            (d) An "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

            (e) "Foreign Bank" shall mean any banking institution organized under the laws of a jurisdiction other than the United States or of any state thereof and which shall be limited to Eligible Foreign Custodians as defined in (i)(b) of the definition of Eligible Foreign Custodians contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17), Foreign Bank shall not include any Foreign Bank as to which Chase has not acted as Foreign Custody Manager.

            (f) A "Foreign Securities Depository" shall mean any system for the central handling of securities abroad where all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping without physical delivery of the securities by any Chase Branch or Foreign Bank and which shall be limited to Eligible Securities Depositories as defined in (ii)(a) of the definition of Eligible Securities Depositories contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17) the term Foreign Securities Depository shall be deleted.

            (g) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

                  (i) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to 1940 Act rule 17f-5. (ii) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

            (h) "Written Instructions" shall mean instructions in writing signed by Authorized Persons of the Fund giving such instructions, and/or such other forms of communications as from time to time shall be agreed upon in writing between the Trust and Chase.

            (i) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the Investment Company Act of 1940, as amended ("1940 Act") promulgated by the Securities and Exchange Commission ("SEC"); and For purposes of the provisions of the Agreement imposing liability on
Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager."

     4. SELECTION OF COUNTRIES IN WHICH SECURITIES MAY BE HELD. Chase shall not cause Securities and Cash to be held in any country outside the United States until the Trust has directed the holding of the Fund's assets in such country. Chase will be provided with a copy of a resolution of the Trust's Board of Trustees authorizing such custody in any country outside of the United States, which resolution shall be based upon, among other factors, the following:
      (a) comparative operational efficiencies of custody; (b) clearance and settlement and the costs thereof-, (c) political and other risks, other than those risks specifically assumed by Chase; and (d) the risk analysis furnished by Chase pursuant to Section 24(a) hereof.

      5. At the request of Fund, Chase may, but need not, add an Eligible Foreign Custodian where Chase has not acted as Foreign Custody Manager with respect to the selection thereof; provided that, any such entities shall not be included for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17). Chase shall notify Fund in the event that it elects to add any such entity.

      6.    CONDITIONS  ON SELECTION  OF FOREIGN  BANK OR FOREIGN  SECURITIES
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DEPOSITORY.  Chase shall  authorize  the holding of  Securities  and Cash by a
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Chase Branch, Foreign Bank or Foreign Securities Depository only:

            (a) to the extent that the Securities and Cash are not subject to any right, charge, security interest, lien or claim of any kind in favor of any such Foreign Bank or Foreign Securities Depository, except for their safe custody or administration; or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws.and

            (b) to the extent that the beneficial ownership of Securities is freely transferable without the payment of money or value other than for safe custody or administration.

      7. CHASE BRANCHES AND FOREIGN BANKS NOT AGENTS OF THE TRUST. Chase Branches, Foreign Banks and Foreign Securities Depositories shall be subject to the instructions of Chase and/or the Foreign Bank, and not to those of the Trust. Chase warrants and represents that all such instructions shall afford protection to the Fund at least equal to that afforded for Securities held directly by Chase. Any Chase Branch, Foreign Bank or Foreign Securities Depository shall act solely as agent of Chase or of such Foreign Bank.

      8. CUSTODY ACCOUNT. Securities held in the Custody Account shall be physically segregated at all times from those of any other person or persons except that (a) with respect to Securities held by Chase Branches, such Securities may be placed in an omnibus account for the customers of Chase, and Chase shall maintain separate book entry records for each such omnibus account, and such Securities shall be deemed for the purpose of this Agreement to be held by Chase in the Custody Account; (b) with respect to Securities deposited by Chase with a Foreign Bank, a Domestic Securities Depository or a Foreign Securities Depository, Chase shall identify on its books as belonging to the Fund the Securities shown on Chase's account on the books of the Foreign Bank, Domestic Securities Depository or Foreign Securities Depository; and (c) with respect to Securities deposited by a Foreign Bank with a Foreign Securities Depository, Chase shall cause the Foreign Bank to identify on its books as belonging to Chase, as agent, the Securities shown on the Foreign Bank's account on the books of the Foreign Securities Depository. All Securities of the Trust maintained by Chase pursuant to this Agreement shall be subject only to the instructions of Chase, Chase Branches or their agents. Chase shall only deposit Securities with a Foreign Bank in accounts that include only assets held by Chase for its customers.

      8a.   SEGREGATED  ACCOUNT FOR FUTURES  CONTRACTS.  With respect to every
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futures contract  purchased,  sold or cleared for the Custody  Account,  Chase agrees, pursuant to Written Instructions, to:

            (a) deposit original margin and variation margin payments in a segregated account maintained by Chase; and

            (b) perform all other obligations attendant to transactions or positions in such futures contracts, as such payments or performance may be required by law or the executing broker.

      8b. SEGREGATED ACCOUNT FOR REPURCHASE AGREEMENTS. With respect to purchases for the Custody Account from banks (including Chase) or broker-dealers, of United States or foreign government obligations subject to repurchase agreements, Chase agrees, pursuant to Written Instructions, to:

            (a) deposit such securities and repurchase agreements in a segregated account maintained by Chase; and

            (b) promptly show on Chase's records that such securities and repurchase agreements are being held on behalf of the Fund and deliver to the Trust a written confirmation to that effect.

      8c.   SEGREGATED  ACCOUNTS FOR  DEPOSITS OF  COLLATERAL.  Chase  agrees,
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with respect to (i) cash or high quality debt securities to secure the Fund's commitments to purchase new issues of debt obligations offered on a when-issued basis; (ii) cash, U.S. government securities, or irrevocable letters of credit of borrowers of the Fund's portfolio securities to secure the loan to them of such securities; and/or (iii) cash, securities or any other property delivered to secure any other obligations; (all of such items being hereinafter referred to as "collateral"), pursuant to Written Instructions, to:

            (a) deposit the collateral for each such obligation in a separate segregated account maintained by Chase; and

            (b) promptly to show on Chase's records that such collateral is being held on behalf of the Fund and deliver to the Trust a written confirmation to that effect.

     9. DEPOSIT ACCOUNT. Subject to the provisions of this Agreement, the Trust authorizes Chase to establish and maintain in each country or other jurisdiction in which the principal trading market for any Securities is located or in which any Securities are to be presented for payment, an account or accounts, which may include nostro accounts with Chase Branches and omnibus accounts of Chase at Foreign Banks, for receipt of cash in the Deposit Account, in such currencies as directed by Written Instructions. For purposes of this Agreement, cash so held in any such account shall be evidenced by separate book entries maintained by Chase at its office in London and shall be deemed to be Cash held by Chase in the Deposit Account. Unless Chase receives Written Instructions to the contrary, cash received or credited by Chase or any other Chase Branch, Foreign Bank or Foreign Securities Depository for the Deposit Account in a currency other than United States dollars shall be converted promptly into United States dollars whenever it is practicable to do so through customary banking channels (including without limitation the effecting of such conversions at Chase's preferred rates through Chase, its affiliates or Chase Branches), and shall be automatically transmitted back to Chase in the United States.

10. SETTLEMENT PROCEDURES. Settlement procedures for transactions in Securities delivered to, held in, or to be delivered from the Custody Account in Chase Branches, Domestic Securities Depositories, Foreign Banks and Foreign Securities Depositories, including receipts and payments of cash held in any nostro account or omnibus account for the Deposit Account as described in
Section 9, shall be carried out in accordance with the provisions of the Operating Agreement. It is understood that such settlement procedures may vary, as provided in the Operating Agreement, from securities market to securities market, to reflect particular settlement practices in such markets.

      Chase shall make or cause the appropriate Chase Branch or Foreign Bank to move payments of Cash held in the Deposit Account only:

            (a) in connection with the purchase of Securities for the account of the Fund and only against the receipt of such Securities by Chase or by another appropriate Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, or otherwise as provided in the Operating Agreement, each such payment to be made at prices confirmed by Written Instructions, or

            (b) in connection with any dividend, interim dividend or other distribution declared by the Trust, or

            (c) as directed by the Trust by Written Instructions setting forth the name and address of the person to whom the payment is to be made and the purpose for which the payment is to be made. Upon the receipt by Chase of Written Instructions specifying the
Securities to be so transferred or delivered, which instructions shall name the person or persons to whom transfers or deliveries of such Securities shall be made and shall indicate the time(s) for such transfers or deliveries, Securities held in the Custody Account shall be transferred, exchanged, or delivered by Chase, any Chase Branch, Domestic Securities Depository, Foreign Bank, or Foreign Securities Depository, as the case may be, against payment in Cash or Securities, or otherwise as provided in the Operating Agreement, only:

            (a) upon sale of such Securities for the account of the Fund and receipt of such payment in the amount shown in a broker's confirmation of sale of the Securities or other proper authorization received by Chase before such payment is made, as confirmed by Written Instructions;

            (b) in exchange for or upon conversion into other Securities alone or other Securities and Cash pursuant to any plan of merger, consolidation, reorganization, recapitalization, readjustment, or tender offer;

            (c) upon exercise of conversion, subscription, purchase, or other similar rights represented by such Securities; or

            (d) otherwise as directed by the Trust by Written Instructions which SHALL set forth the amount and purpose of such transfer or delivery.
      Until Chase receives Written Instructions to the contrary, Chase shall, and shall cause each Chase Branch, Domestic Securities Depository, Foreign Bank and Foreign Securities Depository holding Securities or Cash to, take the following actions in accordance with procedures established in the Operating
Agreement:
            (a) collect and timely deposit in the Deposit Account all income due or payable with respect to any Securities and take any action which may be necessary and proper in connection with the collection and receipt of such income;
            (b) present timely for payment all Securities in the Custody Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation and to receive and credit to the Deposit Account Cash so paid for the account of the Fund except that, if such Securities are convertible, such Securities shall not be presented for payment until two business days preceding the date on which such conversion rights would expire unless Chase previously shall have received Written Instructions with respect thereto;

            (c) present for exchange all Securities in the Custody Account converted pursuant to their terms into other Securities;

            (d) in respect of securities in the Custody Account, execute in the name of the Trust such ownership and other certificates as may be required to obtain payments in respect thereto, provided that Chase shall have requested and the Trust shall have furnished to Chase any information necessary in connection with such certificates;

            (e) exchange interim receipts or temporary Securities in the Custody Account for definitive Securities; and

            (f) receive and hold in the Custody Account all Securities received as a distribution on Securities held in the Custody Account as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar Securities issued with respect to any Securities held in the Custody Account.

      11. RECORDS. Chase hereby agrees that Chase and any Chase Branch or Foreign Bank shall create, maintain, and retain all records relating to their activities and obligations as custodian for the Trust under this Agreement in such manner as will meet the obligations of the Trust under the Act of 1940, particularly Section 31 thereof and Rules 3la-I and 31a-2 thereunder, and Federal, state and foreign tax laws and other legal or administrative rules or procedures, in each case as currently in effect and applicable to the Trust. All records so maintained in connection with the performance of its duties under this Agreement shall, in the event of termination of this Agreement, be preserved and maintained by Chase as required by regulation, and shall be made available to the Trust or its agent upon request, in accordance with the provisions of Section 19.

      Chase hereby agrees, subject to restrictions under applicable laws, that the books and records of Chase and any Chase Branch pertaining to their actions under this Agreement shall be open to the physical, on-premises inspection and audit at reasonable times by the independent accountants ("Accountants") employed by, or other representatives of, the Trust. Chase hereby agrees that, subject to restrictions under applicable laws, access shall be afforded to the Accountants to such of the books and records of any Foreign Bank, Domestic Securities Depository or Foreign Securities Depository with respect to Securities and Cash as shall be required by the Accountants in connection with their examination of the books and records pertaining to the affairs of the Trust. Chase also agrees that as the Trust may reasonably request from time to time, Chase shall provide the Accountants with information with respect to Chase's and Chase Branches' systems of internal accounting controls as they relate to the services provided under this Agreement, and Chase shall use its best efforts to obtain and furnish similar information with respect to each Domestic Securities Depository, Foreign Bank and Foreign Securities Depository holding Securities and Cash.

      12. REPORTS. Chase shall supply periodically, upon the reasonable request of the Trust, such statements, reports, and advices with respect to Cash in the Deposit Account and the Securities in the Custody Account and transactions in Securities from time to time received and/or delivered for or from the Custody Account, as the case may be, as the Trust shall require. Such statements, reports and advices shall include an identification of the Chase Branch, Domestic Securities Depository, Foreign Bank and Foreign Securities Depository having custody of the Securities and Cash, and descriptions thereof.

      13. REGISTRATION OF SECURITIES. Securities in the Custody Account which are issued or issuable only in bearer form (except such securities as are held in the Book-Entry System) shall be held by Chase, Chase Branches, Domestic Securities Depositories, Foreign Banks or Foreign Securities Depositories in that form. All other Securities in the Custody Account shall be held in registered form in the name of Chase, or any Chase Branch, the BookEntry System, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository and their nominees, as custodian or nominee. 14. STANDARD OF CARE.

            (a) GENERAL. Chase shall assume entire responsibility for all Securities held in the Custody Account, Cash held in the Deposit Account, Cash or Securities held in the Segregated Account and any of the Securities and Cash while in the possession of Chase or any Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, or in the possession or control of any employees, agents or other personnel of Chase or any Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository; and shall be liable to the Trust for any loss to the Trust occasioned by any destruction of the Securities or Cash so held or WHILE in such possession, by any robbery, burglary, larceny, theft or embezzlement by any employees, agents or personnel of Chase or any Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, and/or by virtue of the disappearance of any of the Securities or Cash so held or while in such possession, with or without any fault attributable to Chase ("fault attributable to Chase" for the purposes of this Agreement being deemed to mean any negligent act or omission, robbery, burglary, larceny, theft or embezzlement by any employees or agents of Chase or any Chase Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository). In the event of Chase's discovery or notification of any such loss of Securities or Cash, Chase shall promptly notify the Trust and shall reimburse the Trust to the extent of the market value of the missing Securities or Cash as at the date of the discovery of such loss. The Trust shall not be obligated to establish any negligence, misfeasance or malfeasance on Chase's part from which such loss resulted, but Chase shall be obligated hereunder to make such reimbursement to the Trust after the discovery or notice of such loss, destruction or theft of such Securities or Cash. Chase may at its option insure itself against loss from any cause but shall be under no obligation to insure for the benefit of the Trust.

            (b) COLLECTIONS. All collections of funds or other property paid or distributed in respect of Securities held in the Custody Account shall be made at the risk of the Trust. Chase shall have no liability for any loss occasioned by delay in the actual receipt of notice by Chase (or by any Chase Branch or Foreign Bank in the case of Securities or Cash held outside of the United States) of any payment, redemption or other transaction regarding Securities held in the Custody Account or Cash held in the Deposit Account in respect of which Chase has agreed to take action in the absence of Written Instructions to the contrary as provided in
      Section 10 of this Agreement, which does not appear in any of the publications referred to in Section 16 of this Agreement.

            (c) EXCLUSIONS. Notwithstanding any other provision in this Agreement to the contrary, Chase shall not be responsible for (i) losses resulting from war or from the imposition of exchange control restrictions, confiscation, expropriation, or nationalization of any securities or assets of the issuer of such securities, or (ii) losses resulting from any negligent act or omission of the Trust or any of its affiliates, or any robbery, theft, embezzlement or fraudulent act by any employee or agent of the Trust or any of its affiliates. Chase shall not be liable for any action taken in good faith upon Written Instructions of Authorized Persons of the Trust or upon any certified copy of any resolution of the Board of Trustees of the Trust, and may rely on the genuineness of any such documents which it may in good faith believe to be validly executed.

            (d) LIMITATION ON LIABILITY UNDER SECTION 14(A). Notwithstanding any other provision in this Agreement to the contrary, it is agreed that Chase's sole responsibility with respect to losses under Section 14(a) shall be to pay the Trust the amount of any such loss as provided in
      Section 14(a) (subject to the limitation provided in Section 14(e) of this Agreement). This limitation does not apply to any liability of Chase under
      Section 14(f) of this Agreement.

            (e) ANNUAL ADJUSTMENT OF LIMITATION OF LIABILITY. As soon as practicable after June I of every year, the Trust shall provide Chase with the amount of its total net assets as of the close of business on such date (or if the New York Stock Exchange is closed on such date, then in that event as of the close of business on the next day on which the New York Stock Exchange is open for business).

            It is understood by the parties to this Agreement (1) that Chase has entered into substantially similar custody agreements with other Templeton Funds, all of which Funds have as their investment adviser either the Investment Manager of the Fund or companies which are affiliated with the Investment Manager; and (2) that Chase may enter into substantially similar custody agreements with additional mutual funds under Templeton management which may hereafter be organized. Each of such custody agreements with each of such other Templeton Funds contains (or will contain) a "Standard of Care" section similar to this Section 14, except that the limit of CHASE'S liability is (or will be) in varying amounts for each Fund, with the aggregate limits of liability in all of such agreements, including this Agreement, amounting to $150,000,000.

            On each June 1, Chase will total the net assets reported by each one of the Templeton Funds, and will calculate the percentage of the aggregate net assets of all the Templeton Funds that is represented by the net asset value of this Trust. Thereupon Chase shall allocate to this Agreement with this Trust that proportion of its total of $150,000,000 responsibility undertaking which is substantially equal to the proportion which this Trust's net assets bears to the total net assets of all such Templeton Funds subject to adjustments for claims paid as follows: all claims previously paid to this Trust shall first be deducted from its proportionate allocable share of the $150,000,000 Chase responsibility, and if the claims paid to this Trust amount to more than its allocable share of the Chase responsibility, then the excess of such claims paid to this Trust shall diminish the balance of the $150,000,000 Chase responsibility available for the proportionate shares of all of the other Templeton Funds having similar custody agreements with Chase. Based on such calculation, and on such adjustment for claims paid, if any, Chase thereupon shall notify the Trust of such limit of liability under this
      Section 14 which will be available to the Trust with respect to (1) losses in excess of payment allocations for previous years and (2) losses discovered during the next year this Agreement remains in effect and until a new determination of such limit of responsibility is made on the next succeeding June 1.

            (f) OTHER LIABILITY. Independently of Chase's liability to the Trust as provided in Section 14(a) above (it being understood that the limitations in Sections 14(d) and 14(e) do not apply to the provisions of this Section 14(f)), Chase shall be responsible for the performance of only such duties as are set forth in this Agreement or contained in express instructions given to Chase which are not contrary to the provisions of this Agreement. Chase will use and require the same care with respect to the safekeeping of all Securities held in the Custody Account, Cash held in the Deposit Account, and Securities or Cash held in the Segregated Account as it uses in respect of its own similar property, but it need not maintain any insurance for the benefit of the Trust. With respect to Securities and Cash held outside of the United States, Chase will be liable to the Trust for any loss to the Trust resulting from any disappearance or destruction of such Securities or Cash while in the possession of Chase or any Chase Branch, Foreign Bank or Foreign Securities Depository, to the same extent it would be liable to the Trust if Chase had retained physical possession of such Securities and Cash in New York. It is specifically agreed that Chase's liability under this
      Section 14(f) is entirely independent of Chase's liability under Section 14(a). Notwithstanding any other provision in this Agreement to the contrary, in the event of any loss giving rise to liability under this
      Section 14(f) that would also give rise to liability under Section 14(a), the amount of such liability shall not be charged against the amount of the limitation on liability provided in Section 14(d).

            (g) COUNSEL; LEGAL EXPENSES. Chase shall be entitled to the advice of counsel (who may be counsel for the Trust) at the expense of the Trust, in connection with carrying out Chase's duties hereunder and in no event shall Chase be liable for any action taken or omitted to be taken by it in good faith pursuant to advice of such counsel. If, in the absence of fault attributable to Chase and in the course of or in connection with carrying out its duties and obligations hereunder, any claims or legal proceedings are instituted against Chase or any Chase Branch by third parties, the Trust will hold Chase harmless against any claims, liabilities, costs, damages or expenses incurred in connection therewith and, if the Trust so elects, the Trust may assume the defense thereof with counsel satisfactory to Chase, and thereafter shall not be responsible for any further legal fees that may be incurred by Chase, provided, however, that all of the foregoing is conditioned upon the Trust's receipt from Chase of prompt and due notice of any such claim or proceeding.

      15. EXPROPRIATION INSURANCE. Chase represents that it does not intend to obtain any insurance for the benefit of the Trust which protects against the imposition of exchange control restrictions on the transfer from any foreign jurisdiction of the proceeds of sale of any Securities or against confiscation, expropriation OR nationalization of any securities or the assets of the issuer of such securities by a government of any foreign country in which the issuer of such securities is organized or in which securities are held for safekeeping either by Chase, or any Chase Branch, Foreign Bank or Foreign Securities Depository in such country. Chase has discussed the availability of expropriation insurance with the Trust, and has advised the Trust as to its understanding of the position of the staff of the Securities and Exchange Commission that any investment company investing in securities of foreign issuers has the responsibility for reviewing the possibility of the imposition of exchange control restrictions which would affect the liquidity of such investment company's assets and the possibility of exposure to political risk, including the appropriateness of insuring against such risk. The Trust has acknowledged that it has the responsibility to review the possibility of such risks and what, if any, action should be taken.

      16. PROXY. NOTICES. REPORTS. ETC. Chase shall watch for the dates of expiration of (a) all purchase or sale rights (including warrants, puts, calls and the like) attached to or inherent in any of the Securities held in the Custody Account and (b) conversion rights and conversion price changes for each convertible Security held in the Custody Account as published in Telstat Services, Inc., Standard & Poor's Financial Inc. and/or any other publications listed in the Operating Agreement (it being understood that Chase may give notice to the Trust as provided in Section 21 as to any change, addition and/or omission in the publications watched by Chase for these purposes). If Chase or any Chase Branch, Foreign Bank or Foreign Securities Depository shall receive any proxies, notices, reports, or other communications relative to ANY of the Securities held in the Custody Account, Chase shall, on its behalf or on behalf of a Chase Branch, Foreign Bank or Foreign Securities Depository, promptly transmit in writing any such communication to the Trust. In addition, Chase shall notify the Trust by person-to-person collect telephone concerning any such notices relating to any matters specified in the first sentence of this Section 16.
      As specifically requested by the Trust, Chase shall execute or deliver or shall cause the nominee in whose name Securities are registered to execute and deliver to such person as may be designated by the Trust proxies, consents, authorizations and any other instruments whereby the authority of the Trust as owner of any Securities in the Custody Account registered in the name of Chase or such nominee, as the case may be, may be exercised. Chase shall vote Securities in accordance with Written Instructions timely received by Chase, or such other person or persons as designated in or pursuant to the Operating Agreement.

      Chase and any Chase Branch shall have no liability for any loss or liability occasioned by delay in the actual receipt by them or any Foreign Bank or Foreign Securities Depository of notice of any payment or redemption which does not appear in any of the publications referred to in the first sentence of this Section 16.

      17. COMPENSATION. The Trust agrees to pay to Chase from time to time such compensation for its services pursuant to this Agreement as may be mutually agreed upon in writing from time to time and Chase's out-of-pocket or incidental expenses, as from time to time shall be mutually agreed upon by Chase and the Trust. The Trust shall have no responsibility for the payment of services provided by any Domestic Securities Depository, such fees being paid directly by Chase. In the event of any advance of Cash for any purpose made by Chase pursuant to any Written Instruction, or in the event that Chase or any nominee of Chase shall incur or be assessed any taxes in connection with the performance of this Agreement, the Trust shall indemnify and reimburse Chase therefor, except such assessment of taxes as results from the negligence, fraud, or willful misconduct of Chase, any Domestic Securities Depository, Chase Branch, Foreign Bank or Foreign Securities Depository, or as constitutes a tax on income, gross receipts or the like of any one or more of them. Chase shall have a lien on Securities in the Custody Account and on Cash in the Deposit Account for any amount owing to Chase from time to time under this Agreement upon due notice to the Trust.

      18.   AGREEMENT  SUBJECT TO APPROVAL OF THE FUND. It is understood  that
            ------------------------------------------
this Agreement and any amendments shall be subject to the approval of the Trust.

      19. TERM. This Agreement shall remain in effect until terminated by either party upon 60 days' written notice to the other, sent by registered mail. Notwithstanding the preceding sentence, however, if at any time after the execution of this Agreement Chase shall provide written notice to the Trust, by registered mail, of the amount needed to meet a substantial increase in the cost of maintaining its present type and level of bonding and insurance coverage in connection with Chase's undertakings in Section 14(a), (d) and (e) of this Agreement, said Section 14(a), (d) AND (e) of this Agreement shall cease to apply 60 days after the providing of such notice by Chase, unless prior to the expiration of such 60 days the Trust agrees in writing to assume the amount needed for such purpose. Chase, upon the date this Agreement terminates pursuant to notice which has been given in a timely fashion, shall, and/or shall cause each Domestic Securities Depository to, deliver the Securities in the Custody Account, pay the Cash in the Deposit Account, and deliver and pay Securities and Cash in the Segregated Account to the Trust unless Chase has received from the Trust 60 days prior to the date on which this Agreement is to be terminated Written Instructions specifying the name(s) of the person(s) to whom the Securities in the Custody Account shall be delivered, the Cash in the Deposit Account shall be paid, and Securities and Cash in the Segregated Account shall be delivered and paid. Concurrently with the delivery of such Securities, Chase shall deliver to the Trust, or such other person as the Trust shall instruct, the records referred to in Section I I which are in the possession or control of Chase, any Chase Branch, or any Domestic Securities Depository, or any Foreign Bank or Foreign Securities Depository, or in the event that Chase is unable to obtain such records in their original form Chase shall deliver true copies of such records.

      20. AUTHORIZATION OF CHASE TO EXECUTE NECESSARY DOCUMENTS. In connection with the performance of its duties hereunder, the Trust hereby authorizes and directs Chase and each Chase Branch acting on behalf of Chase, and Chase hereby agrees, to execute and deliver in the name of the Trust, or cause such other Chase Branch to execute and deliver in the name of the Trust, such certificates, instruments, and other documents as shall be reasonably necessary in connection with such performance, provided that the Trust shall have furnished to Chase ANY information necessary in connection therewith.

      21. NOTICES. Any notice or other communication authorized or required by this Agreement to be given to the parties shall be sufficiently given (except to the extent otherwise specifically provided) if addressed and mailed postage prepaid or delivered to it at its office at the address set forth below:
      If to the Trust, then to

                  Franklin Templeton International Trust
                  One Franklin Parkway
                  San Mateo, CA  94403-1906
                  Attention: Steve Gray

      If to Chase, then to

                  The Chase Manhattan Bank, N.A.
                  MetroTech Center
                  Brooklyn, New York 11245
                  Attention: Global Custody Division Executive

      or such other person or such other address as any party shall have furnished to the other party in writing.

      22.   NON-ASSIGNABILITY  OF  AGREEMENT.  This  Agreement  shall  not  be
            --------------------------------
assignable by either party hereto; provided, however, that any corporation into which the Trust or Chase, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation succeeding to all or substantially all of the trust business of Chase, shall succeed to the respective rights and shall assume the respective duties of the Trust or of Chase, as the case may be, hereunder.

      23.   GOVERNING  LAW.  This  Agreement  shall be governed by the laws of
            --------------
the State of New York.

      24.   COMPLIANCE WITH 1940 ACT RULE 17F-5 ("RULE 17F-5").
            ---------------------------------------------------

      (a) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Fund's "Foreign Assets" (as that term is defined in rule 17f-5(a)(2), and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b)   In connection with the foregoing, Bank shall:
            (i) provide written reports notifying Fund's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

            (ii) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

            (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

            (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)
            (2); and

            (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.

                  Subject to (b)(i)-(v) above, Bank is hereby authorized to
            place and maintain Foreign Assets on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

      (c) Except as expressly provided herein and in Section 24 hereof, Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

      (d) Bank represents to Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Fund's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

      (e) Bank shall provide to Fund such information relating to Country Risk as is specified in Schedule C hereto. Fund hereby acknowledges that: (i) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

      25.  Compliance with 1940 Act rule 17f-7 ("rule 17f-7").

      (a) Bank shall, for consideration by Fund, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of Fund are held or are expected to be held. The foregoing analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Fund or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Fund or Adviser of any material changes in such risks.

      (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 24(a) above.

      (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Fund and Adviser if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Fund and Adviser from time to time.)

                                    THE CHASE MANHATTAN BANK, N.A.

                                    /s/Gerald P. Scales
                                       Vice President

                                    FRANKLIN TEMPLETON INTERNATIONAL TRUST


                                      Name    /s/Steven Gray
                                      Title   Assistant Secretary

                                   Schedule C

                       INFORMATION REGARDING COUNTRY RISK


      1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A     Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

      iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.    Written information concerning:

      i. The likelihood of expropriation, nationalization, freezes, or confiscation of Fund's assets.

      ii.   Whether   difficulties   in   converting   Fund's  cash  and  cash
equivalents to U.S. dollars are reasonably foreseeable.

C.    A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

      2. Bank shall furnish the following additional information:

      Market flashes, including with respect to changes in the information in market reports.
                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES

-------------------------------------------------------------------------------
COUNTRY             DEPOSITORY                        INSTRUMENTS
-------------------------------------------------------------------------------
ARGENTINA          CVSA                          Equity, Corporate + Government
                  (Caja de Valores S.A.)         Debt
-------------------------------------------------------------------------------
Argentina         CRYL                           Government Debt
                  (Central de Registration y
                  Liquidacion de Instrumentos de
                  Endeudamiento Publico)
-------------------------------------------------------------------------------
AUSTRALIA         AUSTRACLEAR LIMITED            Corporate Debt, Money Market +
                                                 Semi-Government Debt
-------------------------------------------------------------------------------
AUSTRALIA         CHESS                          Equity
                  (Clearing House Electronic
                  Sub-register System)
-------------------------------------------------------------------------------
AUSTRALIA         RITS                           Government Debt
                  (Reserve Bank of
                  Australia/Reserve Bank
                  Information and Transfer System)
-------------------------------------------------------------------------------
AUSTRIA           OEKB                           Equity, Corporate + Government
                  (Oesterreichische Kontrollbank Debt
                  AG)
-------------------------------------------------------------------------------
BELGIUM           CIK                            Equity + Corporate Debt
                  (Caisse Interprofessionnelle de
                  Depots et de Virements de
                  Titres S.A.)
-------------------------------------------------------------------------------
BELGIUM           NBB                               Government Debt
                  (National Bank of Belgium)
-------------------------------------------------------------------------------
BRAZIL            CBLC                              Equity
                  (Companhia Brasileira de
                  Liquidacao e Custodia)
-------------------------------------------------------------------------------
BRAZIL            CETIP                             Corporate Debt
                  (Central de Custodia e
                  Liquidacao Financiera de
                  Titulos Privados)
-------------------------------------------------------------------------------
BRAZIL            SELIC                             Government Debt
                  (Sistema Especial de Liquidacao
                  e Custodia)
-------------------------------------------------------------------------------
BULGARIA          BNB                               Government Debt
                  (Bulgaria National Bank)
-------------------------------------------------------------------------------
BULGARIA          CDAD                              Equity
                  (Central Depository A.D.)
-------------------------------------------------------------------------------
CANADA            CDS                               Equity, Corporate +
                  (The Canadian Depository for      Government Debt
                  Securities Limited)
-------------------------------------------------------------------------------
CHILE             DCV                               Equity, Corporate +
                  (Deposito Central de Valores      Government Debt
                  S.A.)
-------------------------------------------------------------------------------
CHINA, SHANGHAI   SSCCRC                             Equity
                  (Shanghai Securities Central
                  Clearing and Registration
                  Corporation)
-------------------------------------------------------------------------------
CHINA, SHENZHEN   SSCC                               Equity
                  (Shenzhen Securities Clearing
                  Company, Limited)
-------------------------------------------------------------------------------
COLOMBIA          DCV                                Government Debt
                  (Deposito Central de Valores)
-------------------------------------------------------------------------------
COLOMBIA          DECEVAL                            Equity, Corporate +
                  (Deposito Centralizado de          Government Debt
                  Valores de Colombia S.A.)
-------------------------------------------------------------------------------
CROATIA           SDA                                Equity + Government Debt
                  (Central Depository Agency Inc.
                  - Stredisnja depozitarna
                  agencija d.d.)
-------------------------------------------------------------------------------
CROATIA           MINISTRY OF FINANCE OF THE         Short-term debt issued by
                  REPUBLIC OF CROATIA                the Ministry of Finance.
-------------------------------------------------------------------------------
CROATIA                                              Short-term debt issued by
                  CNB                                the National Bank of
                  (Croation National Bank)           Croatia.
-------------------------------------------------------------------------------
CZECH REPUBLIC    SCP                                Equity, Corporate +
                  (Stredisko cennych papiru)         Government Debt
-------------------------------------------------------------------------------
CZECH REPUBLIC    CNB                                Government Debt
                  (Czech National Bank)
-------------------------------------------------------------------------------
DENMARK           VP                                 Equity, Corporate +
                  (Vaerdipapircentralen A/S)         Government Debt
-------------------------------------------------------------------------------
EGYPT             MCSD                               Equity + Corporate Debt
                  (Misr for Clearing, Settlement
                  and Depository, S.A.E.)
-------------------------------------------------------------------------------
ESTONIA           ECDS                               Equity
                  (Estonian Central Depository for
                  Securities Limited - Eesti
                  Vaatpaberite Keskdepositoorium)
-------------------------------------------------------------------------------
EUROMARKET        DCC                                Euro-CDs
                  (The Depository and Clearing
                  Centre)
-------------------------------------------------------------------------------
EUROMARKET        CLEARSTREAM                        Euro-Debt
                  (Clearstream Banking, S.A.)
-------------------------------------------------------------------------------
EUROMARKET        EUROCLEAR                          Euro-Debt
-------------------------------------------------------------------------------
FINLAND           APK                                Equity, Corporate +
                  (Finnish Central Securities        Government Debt
                  Depository Limited)
-------------------------------------------------------------------------------
FRANCE            SICOVAM                            Equity, Corporate +
                  (Societe Interprofessionnelle      Government Debt
                  pour la Compensation des Valeurs
                  Mobilieres, S.A.)
-------------------------------------------------------------------------------
GERMANY           CLEARSTREAM                        Equity, Corporate +
                  (Clearstream Banking AG)           Government Debt
-------------------------------------------------------------------------------
GREECE            CSD                                Equity + Corporate Debt
                  (Central Securities Depository
                  S.A.)
-------------------------------------------------------------------------------
GREECE            BOG                                Government Debt
                  (Bank of Greece)
-------------------------------------------------------------------------------
HONG KONG         HKSCC                              Equity
                  (Hong Kong Securities Clearing
                  Company Limited)
-------------------------------------------------------------------------------
HONG KONG         CMU                                Corporate + Government Debt
                  (Central Moneymarkets Unit)
-------------------------------------------------------------------------------
HUNGARY           KELER                              Equity, Corporate +
                  (Central Depository and Clearing   Government Debt
                  House - Kosponti Elszamolohaz es
                  Ertektar (Budapest) Rt.)
-------------------------------------------------------------------------------
INDIA             NSDL                               Equity
                  (National Securities Depository
                  Limited)
-------------------------------------------------------------------------------
INDIA             CDSL                               Equity
                  (Central Depository Services
                  (India) Limited)
-------------------------------------------------------------------------------
INDIA             RBI                                Government Debt
                  (Reserve Bank of India)
-------------------------------------------------------------------------------
INDONESIA         KSEI                               Equity
                  (PT Kustodian Sentral Efek
                  Indonesia)
-------------------------------------------------------------------------------
IRELAND           CREST                              Equity + Corporate Debt
                  (CRESTCo Limited)
-------------------------------------------------------------------------------
IRELAND           CBISSO                             Government Debt
                  (Central Bank of Ireland
                  Securities Settlements Office)
-------------------------------------------------------------------------------
ISRAEL            TASE CLEARING HOUSE                Equity, Corporate +
                  (Tel Aviv Stock Exchange           Government Debt
                  Clearing House)
-------------------------------------------------------------------------------
ITALY             MONTE TITOLI S.P.A.                Equity + Corporate Debt
-------------------------------------------------------------------------------
ITALY             BANCA D'ITALIA                     Government Debt
-------------------------------------------------------------------------------
IVORY COAST       DC/BR                              Equity
                  (Le Depositaire Central / Banque
                  de Reglement)
-------------------------------------------------------------------------------
JAPAN             JASDEC                             Equity + Convertible Debt
                  (Japan Securities Depository
                  Center)
-------------------------------------------------------------------------------
JAPAN             BOJ                                Registered Government Debt
                  (Bank of Japan)
-------------------------------------------------------------------------------
KAZAKHSTAN        CSD                                Equity
                  (Central Securities Depository
                  CJSC)
-------------------------------------------------------------------------------
LATVIA            LCD                                Equity, Corporate +
                  (Latvian Central Depository)       Government Debt
-------------------------------------------------------------------------------
LEBANON           MIDCLEAR S.A.L.                    Equity
                  (Custodian and Clearing Center
                  of Financial Instruments for
                  Lebanon and the Middle East
                  S.A.L.)
-------------------------------------------------------------------------------
LITHUANIA         CSDL                               Equity + Government Debt
                  (Central Securities Depository
                  of Lithuania)
-------------------------------------------------------------------------------
LUXEMBOURG        CLEARSTREAM                        Equity
                  (Clearstream Banking S.A.)
-------------------------------------------------------------------------------
MALAYSIA          MCD                                Equity + Corporate Debt
                  (Malaysian Central Depository
                  Sdn. Bhd.)
-------------------------------------------------------------------------------
MAURITIUS         CDS                                Equity + Corporate Debt
                  (Central Depository and
                  Settlement Company Limited)
-------------------------------------------------------------------------------
MEXICO            INDEVAL                            Equity, Corporate +
                  (S.D. INDEVAL S.A. de C.V.)        Government Debt
-------------------------------------------------------------------------------
MOROCCO           MAROCLEAR                          Equity, Corporate +
                                                     Government Debt
-------------------------------------------------------------------------------
NETHERLANDS       NECIGEF                            Equity, Corporate +
                  (Nederlands Centraal Insituut      Government Debt
                  voor Giraal Effectenverkeer B.V.)
-------------------------------------------------------------------------------
NEW ZEALAND       NZCSD                              Equity, Corporate +
                  (New Zealand Central Securities    Government Debt
                  Depository)
-------------------------------------------------------------------------------
NIGERIA           CSCS                               Equity, Corporate +
                  (Central Securities Clearing       Government Debt
                  System Limited)
-------------------------------------------------------------------------------
NORWAY            VPS                                Equity, Corporate +
                  (Verdipapirsentralen)              Government Debt
-------------------------------------------------------------------------------
OMAN              MDSRC                              Equity
                  (The Muscat Depository and
                  Securities Registration Company,
                  S.A.O.C.)
-------------------------------------------------------------------------------
PAKISTAN          CDC                                Equity + Corporate Debt
                  (Central Depository Company of
                  Pakistan Limited)
-------------------------------------------------------------------------------
PAKISTAN          SBP                                Government Debt
                  (State Bank of Pakistan)
-------------------------------------------------------------------------------
PERU              CAVALI                             Equity, Corporate +
                  (CAVALI ICLV S.A.)                 Government Debt
-------------------------------------------------------------------------------
PHILIPPINES       PCD                                Equity
                  (Philippine Central Depository
                  Inc.)
-------------------------------------------------------------------------------
PHILIPPINES       ROSS                               Government Debt
                  (Bangko Sentral ng Pilipinas /
                  Register of Scripless Securities)
-------------------------------------------------------------------------------
POLAND            NDS                                Equity + Long-Term
                  (National Depository for           Government Debt
                  Securities S.A.)
-------------------------------------------------------------------------------
POLAND            CRT                                Short-Term Government Debt
                  (Central Registry of
                  Treasury-Bills)
-------------------------------------------------------------------------------
PORTUGAL          CVM                                Equity, Corporate +
                  (Central de Valores Mobiliarios    Government Debt
                  e Sistema de Liquidacao e
                  Compensacao)
-------------------------------------------------------------------------------
ROMANIA           SNCDD                              Equity
                  (National Company for Clearing,
                  Settlement and Depository for
                  Securities)
-------------------------------------------------------------------------------
ROMANIA           BSE                                Equity
                  (Bucharest Stock Exchange
                  Registry)
-------------------------------------------------------------------------------
RUSSIA            VTB                                Government Debt (Ministry
                  (Vneshtorgbank)                    of Finance Bonds)
-------------------------------------------------------------------------------
RUSSIA            NDC                                Equity, Corporate +
                  (National Depository Centre)       Government Debt
-------------------------------------------------------------------------------
RUSSIA            DCC                                Equity
                  (Depository Clearing Company)
-------------------------------------------------------------------------------
SINGAPORE         CDP                                Equity + Corporate Debt
                  (The Central Depository (Pte)
                  Limited)
-------------------------------------------------------------------------------
SINGAPORE         SGS                                Government Debt
                  (Monetary Authority of Singapore
                  / Singapore Government
                  Securities Book-Entry System)
-------------------------------------------------------------------------------
SLOVAK REPUBLIC   SCP                                Equity, Corporate +
                  (Stredisko cennych papierov SR     Government Debt
                  Bratislava, a.s.)
-------------------------------------------------------------------------------
SLOVAK REPUBLIC   NBS                                Government Debt
                  (National Bank of Slovakia)
-------------------------------------------------------------------------------
SLOVENIA          KDD                                Equity + Corporate Debt
                  (Centralna klirinsko depotna druzba d.d.)
-------------------------------------------------------------------------------
SOUTH AFRICA      CDL                                Corporate + Government Debt
                  (Central Depository (Pty) Limited)
-------------------------------------------------------------------------------
SOUTH AFRICA      STRATE                             Equity
                  (Share Transactions Totally
                  Electronic)
-------------------------------------------------------------------------------
SOUTH KOREA       KSD                                Equity, Corporate +
                  (Korea Securities Depository)      Government Debt
-------------------------------------------------------------------------------
SPAIN             SCLV                               Equity + Corporate Debt
                  (Servicio de Compensacion y
                  Liquidacion de Valores, S.A.)
-------------------------------------------------------------------------------
SPAIN             CBEO                               Government Debt
                  (Banco de Espana / Central Book
                  Entry Office)
-------------------------------------------------------------------------------
SRI LANKA         CDS                                Equity
                  (Central Depository System
                  (Private) Limited)
-------------------------------------------------------------------------------
SWEDEN            VPC                                Equity, Corporate +
                  (Vardepapperscentralen AB)         Government Debt
-------------------------------------------------------------------------------
SWITZERLAND       SIS                                Equity, Corporate +
                  (SIS SegaInterSettle AG)           Government Debt
-------------------------------------------------------------------------------
TAIWAN            TSCD                              Equity + Government Debt
                  (Taiwan Securities Central
                  Depository Co., Ltd.)
-------------------------------------------------------------------------------
THAILAND          TSD                               Equity, Corporate +
                  (Thailand Securities Depository   Government Debt
                  Company Limited)
-------------------------------------------------------------------------------
TUNISIA           STICODEVAM                        Equity + Corporate Debt
                  (Societe Tunisienne
                  Interprofessionnelle pour la
                  Compensation et le Depot des
                  Valeurs Mobilieres)
-------------------------------------------------------------------------------
TURKEY            TAKASBANK                         Equity + Corporate Debt
                  (IMKB Takas ve Saklama Bankasi
                  A.S.)
-------------------------------------------------------------------------------
TURKEY            CBT                               Government Debt
                  (Central Bank of Turkey)
-------------------------------------------------------------------------------
UNITED KINGDOM    CREST                             Equity + Corporate Debt
                  (CRESTCo Limited)
-------------------------------------------------------------------------------
UNITED KINGDOM    CMO                               Sterling & Euro CDs + CP
                  (Central Moneymarkets Office)
-------------------------------------------------------------------------------
UNITED STATES     DTC                               Equity + Corporate Debt
                  (Depository Trust Company)
-------------------------------------------------------------------------------
UNITED STATES     PTC                               Mortgage Back Debt
                  (Participants Trust Company)
-------------------------------------------------------------------------------
UNITED STATES     FED                               Government Debt
                  (The Federal Reserve Book-Entry
                  System)
-------------------------------------------------------------------------------
URUGUAY           BCU                               Government Debt
                  (Banco Central del Uruguay)
-------------------------------------------------------------------------------
VENEZUELA         BCV                               Government Debt
                  (Banco Central de Venezuela)
-------------------------------------------------------------------------------
ZAMBIA            CSD                               Equity + Government Debt
                  (LuSE Central Shares Depository
                  Limited)
-------------------------------------------------------------------------------
ZAMBIA            BOZ                               Government Debt
                  (Bank of Zambia)
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